UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: May 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2014

QS

BATTERYMARCH

U.S. LARGE CAP

EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of QS Batterymarch U.S. Large Cap Equity Fund for the six-month reporting period ended May 31, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

Effective June 30, 2014, the Fund previously known as Legg Mason Batterymarch U.S. Large Cap Equity Fund was renamed QS Batterymarch U.S. Large Cap Equity Fund. Additionally at this time, the name of the Fund’s subadviser changed from Batterymarch Financial Management, Inc. to QS Batterymarch Financial Management, Inc. There is no change in the Fund’s investment objective as a result of these name changes. For more information regarding these changes, please see the Fund’s prospectus.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 30, 2014

II	QS Batterymarch U.S. Large Cap Equity Fund

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the six months ended May 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s final reading for first quarter 2014 GDP growth, released after the reporting period ended, was -2.9%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, state and local government spending, nonresidential fixed investment, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.5%. Unemployment was as low as 6.6% in January 2014, before ticking up to 6.7% in February and holding steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in both April and May 2014, matching the lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 34.6% of the 9.8 million Americans looking for work in May 2014 had been out of work for more than six months.

Sales of existing-homes fluctuated during the reporting period given changing mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), after three consecutive monthly declines, existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. Sales then rose 4.9% in May versus the previous month. The NAR reported that the median existing-home price for all housing types was $213,400 in May 2014, up 5.1% from May 2013. The inventory of homes available for sale in May 2014 was 2.2% higher than the previous month at a 5.6 month supply at the current sales pace and 6.0% higher than in May 2013.

The manufacturing sector continued to expand during the reporting period. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014. During May, seventeen of the eighteen industries within the PMI expanded.

QS Batterymarch U.S. Large Cap Equity Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next three meetings (January, March and May 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on June 18, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in July, it will buy a total of $35 billion per month ($15 billion per month of agency MBS and $20 billion per month of longer-term Treasuries).

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. Despite a number of macro issues, including some mixed economic data and geopolitical concerns, the market posted positive results during the first month of the period. The market then weakened in January 2014, due to concerns related to China’s economy and the potential for moderating global growth. However, the setback was only temporary, as stocks rallied sharply in February given generally solid corporate profits and robust investor demand. Despite weakening economic data and increased geopolitical issues, the market was highly resilient and posted positive returns from March through May 2014. All told, for the six months ended May 31, 2014, the S&P 500 Indexv gained 7.62%.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended May 31, 2014, with the Russell Midcap Indexvi returning 8.35%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexvii, returned 7.71% and small-cap stocks, as measured by the Russell 2000 Indexviii, declined 0.10%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 6.52% and 7.67%, respectively.

IV	QS Batterymarch U.S. Large Cap Equity Fund

Performance review

For the six months ended May 31, 2014, Class IS shares of QS Batterymarch U.S. Large Cap Equity Fund returned 8.45%. The Fund’s unmanaged benchmark, the Russell 1000 Index, returned 7.71% for the same period. The Lipper Large-Cap Core Funds Category Average1 returned 6.76% over the same time frame.

Performance Snapshot as of May 31, 2014 (unaudited)
6 months
QS Batterymarch U.S. Large Cap Equity Fund:
Class FI	8.28%
Class IS	8.45%
Russell 1000 Index	7.71%
Lipper Large-Cap Core Funds Category Average[1]	6.76%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2014, the gross total annual operating expense ratios for Class FI and Class IS shares were 1.32% and 0.80%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.05% for Class FI shares and 0.80% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 943 funds in the Fund’s Lipper category.

QS Batterymarch U.S. Large Cap Equity Fund	V

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 30, 2014

RISKS: Common stocks are subject to market fluctuations. Foreign securities may involve certain risks not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. Investments in REITs expose the Fund to risks similar to investing directly in real estate, and the value of these underlying investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

vii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

VI	QS Batterymarch U.S. Large Cap Equity Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2014 and November 30, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2013 and held for the six months ended May 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class FI	8.28%	$1,000.00	$1,082.80	1.05%	$5.45	Class FI	5.00%	$1,000.00	$1,019.70	1.05%	$5.29
Class IS	8.45	1,000.00	1,084.50	0.79	4.11	Class IS	5.00	1,000.00	1,020.99	0.79	3.98

[1]	For the six months ended May 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

2	QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report

Schedule of investments (unaudited)

May 31, 2014

QS Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Common Stocks — 98.0%
Consumer Discretionary — 16.7%
Auto Components — 1.2%
Delphi Automotive PLC	41,300	$2,852,178
Gentex Corp.	96,700	2,796,564
Johnson Controls Inc.	64,500	3,119,220
Total Auto Components		8,767,962
Diversified Consumer Services — 0.5%
Service Corporation International	190,500	3,813,810
Household Durables — 0.7%
Lennar Corp., Class A Shares	46,000	1,881,400
PulteGroup Inc.	163,600	3,200,016
Total Household Durables		5,081,416
Media — 6.5%
CBS Corp., Class B Shares	129,100	7,695,651
Comcast Corp., Class A Shares	222,790	11,629,638
DIRECTV	59,700	4,921,668	*
Time Warner Cable Inc.	41,760	5,894,842
Time Warner Inc.	74,000	5,167,420
Viacom Inc., Class B Shares	48,600	4,147,038
Walt Disney Co.	92,700	7,787,727
Total Media		47,243,984
Multiline Retail — 1.5%
Dillard’s Inc., Class A Shares	53,200	5,998,300
Macy’s Inc.	87,000	5,210,430
Total Multiline Retail		11,208,730
Specialty Retail — 3.5%
AutoZone Inc.	3,700	1,970,250	*
Gap Inc.	129,200	5,326,916
Home Depot Inc.	101,200	8,119,276
Lowe’s Cos. Inc.	82,800	3,898,224
O’Reilly Automotive Inc.	22,100	3,269,695	*
PetSmart Inc.	44,439	2,553,909
Total Specialty Retail		25,138,270
Textiles, Apparel & Luxury Goods — 2.8%
Hanesbrands Inc.	104,700	8,881,701
Michael Kors Holdings Ltd.	38,400	3,624,192	*
NIKE Inc., Class B Shares	69,000	5,306,790
V.F. Corp.	36,400	2,293,928
Total Textiles, Apparel & Luxury Goods		20,106,611
Total Consumer Discretionary		121,360,783

See Notes to Financial Statements.

QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

May 31, 2014

QS Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Consumer Staples — 7.2%
Beverages — 1.3%
Coca-Cola Co.	140,800	$5,760,128
PepsiCo Inc.	44,900	3,966,017
Total Beverages		9,726,145
Food & Staples Retailing — 1.4%
CVS Caremark Corp.	95,200	7,456,064
Wal-Mart Stores Inc.	32,790	2,517,288
Total Food & Staples Retailing		9,973,352
Food Products — 0.9%
Archer-Daniels-Midland Co.	99,600	4,476,024
Keurig Green Mountain Inc.	19,500	2,199,210
Total Food Products		6,675,234
Household Products — 2.5%
Church & Dwight Co. Inc.	19,100	1,322,293
Energizer Holdings Inc.	39,100	4,535,600
Kimberly-Clark Corp.	48,800	5,482,680
Procter & Gamble Co.	79,920	6,456,737
Total Household Products		17,797,310
Tobacco — 1.1%
Altria Group Inc.	97,500	4,052,100
Philip Morris International Inc.	47,260	4,184,400
Total Tobacco		8,236,500
Total Consumer Staples		52,408,541
Energy — 10.1%
Energy Equipment & Services — 2.0%
Ensco PLC, Class A Shares	28,600	1,506,076
Halliburton Co.	85,200	5,507,328
Noble Corp. PLC	87,800	2,762,188
RPC Inc.	95,600	2,111,804
Schlumberger Ltd.	22,000	2,288,880
Total Energy Equipment & Services		14,176,276
Oil, Gas & Consumable Fuels — 8.1%
Cabot Oil & Gas Corp.	112,100	4,062,504
Chevron Corp.	44,940	5,518,183
ConocoPhillips	43,400	3,469,396
Energen Corp.	66,700	5,694,846
EOG Resources Inc.	58,000	6,136,400
Exxon Mobil Corp.	113,585	11,418,700
HollyFrontier Corp.	43,200	2,127,600

See Notes to Financial Statements.

4	QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report

QS Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Marathon Petroleum Corp.	50,200	$4,487,378
Phillips 66	77,450	6,566,985
Tesoro Corp.	26,200	1,472,440
Valero Energy Corp.	93,500	5,240,675
Whiting Petroleum Corp.	36,300	2,608,155	*
Total Oil, Gas & Consumable Fuels		58,803,262
Total Energy		72,979,538
Financials — 13.8%
Banks — 5.2%
Bank of America Corp.	142,620	2,159,267
Citigroup Inc.	129,430	6,156,985
East-West Bancorp Inc.	104,600	3,502,008
JPMorgan Chase & Co.	159,555	8,866,471
Regions Financial Corp.	354,700	3,614,393
U.S. Bancorp	89,400	3,771,786
Wells Fargo & Co.	187,340	9,513,125
Total Banks		37,584,035
Capital Markets — 1.2%
Ameriprise Financial Inc.	40,100	4,515,661
BlackRock Inc.	4,300	1,311,070
Goldman Sachs Group Inc.	18,900	3,020,409
Total Capital Markets		8,847,140
Consumer Finance — 1.7%
American Express Co.	56,800	5,197,200
Discover Financial Services	121,400	7,178,382
Total Consumer Finance		12,375,582
Diversified Financial Services — 0.7%
Berkshire Hathaway Inc., Class B Shares	14,500	1,860,930	*
Principal Financial Group Inc.	59,650	2,789,831
Total Diversified Financial Services		4,650,761
Insurance — 2.8%
Allstate Corp.	73,100	4,258,806
Assured Guaranty Ltd.	101,700	2,483,514
Chubb Corp.	16,600	1,538,156
Everest Re Group Ltd.	13,100	2,096,262
Fidelity National Financial Inc., Class A Shares	74,700	2,490,498
PartnerRe Ltd.	26,500	2,845,305
Travelers Cos. Inc.	49,600	4,635,120
Total Insurance		20,347,661

See Notes to Financial Statements.

QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

May 31, 2014

QS Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 1.7%
Camden Property Trust	25,700	$1,805,168
Kimco Realty Corp.	159,100	3,646,572
Ventas Inc.	63,200	4,221,760
Weyerhaeuser Co.	83,200	2,614,144
Total Real Estate Investment Trusts (REITs)		12,287,644
Real Estate Management & Development — 0.5%
CBRE Group Inc., Class A Shares	76,200	2,273,808	*
Realogy Holdings Corp.	35,300	1,312,454	*
Total Real Estate Management & Development		3,586,262
Total Financials		99,679,085
Health Care — 13.4%
Biotechnology — 4.8%
Alexion Pharmaceuticals Inc.	38,000	6,320,160	*
Amgen Inc.	40,930	4,747,471
Biogen Idec Inc.	14,100	4,503,117	*
Celgene Corp.	25,600	3,917,568	*
Gilead Sciences Inc.	80,000	6,496,800	*
Medivation Inc.	32,700	2,381,541	*
Regeneron Pharmaceuticals Inc.	22,000	6,753,120	*
Total Biotechnology		35,119,777
Health Care Equipment & Supplies — 0.5%
Abbott Laboratories	36,600	1,464,366
Medtronic Inc.	35,400	2,160,462
Total Health Care Equipment & Supplies		3,624,828
Health Care Providers & Services — 3.2%
Aetna Inc.	44,648	3,462,452
Cardinal Health Inc.	70,780	4,999,191
CIGNA Corp.	46,500	4,174,770
Express Scripts Holding Co.	35,482	2,535,899	*
McKesson Corp.	20,600	3,906,584
UnitedHealth Group Inc.	52,740	4,199,686
Total Health Care Providers & Services		23,278,582
Life Sciences Tools & Services — 0.4%
Charles River Laboratories International Inc.	48,800	2,614,704	*
Pharmaceuticals — 4.5%
AbbVie Inc.	170,200	9,246,966
Eli Lilly & Co.	29,680	1,776,645
Johnson & Johnson	99,480	10,093,240
Merck & Co. Inc.	42,994	2,487,633

See Notes to Financial Statements.

6	QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report

QS Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Pharmaceuticals — continued
Mylan Inc.	19,100	$951,944	*
Pfizer Inc.	274,041	8,119,835
Total Pharmaceuticals		32,676,263
Total Health Care		97,314,154
Industrials — 10.0%
Aerospace & Defense — 3.2%
Boeing Co.	57,400	7,763,350
Exelis Inc.	74,500	1,272,460
Honeywell International Inc.	59,230	5,517,275
L-3 Communications Holdings Inc.	27,700	3,356,409
Northrop Grumman Corp.	40,600	4,934,930
Total Aerospace & Defense		22,844,424
Airlines — 0.8%
Copa Holdings SA, Class A Shares	14,800	2,115,364
Southwest Airlines Co.	147,700	3,906,665
Total Airlines		6,022,029
Commercial Services & Supplies — 0.8%
R.R. Donnelley & Sons Co.	131,800	2,087,712
Tyco International Ltd.	91,999	4,014,836
Total Commercial Services & Supplies		6,102,548
Construction & Engineering — 0.8%
Aecom Technology Corp.	71,200	2,288,368	*
Quanta Services Inc.	77,400	2,627,730	*
URS Corp.	22,400	1,008,000
Total Construction & Engineering		5,924,098
Industrial Conglomerates — 1.3%
General Electric Co.	340,820	9,130,568
Machinery — 2.0%
Dover Corp.	62,700	5,466,186
Oshkosh Corp.	87,500	4,729,375
Parker Hannifin Corp.	33,700	4,220,251
Total Machinery		14,415,812
Road & Rail — 1.1%
Union Pacific Corp.	40,900	8,150,143
Total Industrials		72,589,622
Information Technology — 18.6%
Communications Equipment — 3.3%
Brocade Communications Systems Inc.	321,500	2,932,080	*
Cisco Systems Inc.	370,120	9,112,354

See Notes to Financial Statements.

QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

May 31, 2014

QS Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Communications Equipment — continued
QUALCOMM Inc.	148,190	$11,921,886
Total Communications Equipment		23,966,320
Electronic Equipment, Instruments & Components — 1.5%
Arrow Electronics Inc.	39,100	2,256,070	*
Avnet Inc.	73,700	3,211,109
Corning Inc.	252,300	5,373,990
Total Electronic Equipment, Instruments & Components		10,841,169
Internet Software & Services — 2.0%
eBay Inc.	39,900	2,024,127	*
Facebook Inc., Class A Shares	107,800	6,823,740	*
Google Inc., Class A Shares	5,200	2,972,580	*
Google Inc., Class C Shares	5,200	2,917,096	*
Total Internet Software & Services		14,737,543
IT Services — 2.2%
Alliance Data Systems Corp.	18,600	4,762,530	*
MasterCard Inc., Class A Shares	80,000	6,116,000
Visa Inc., Class A Shares	24,550	5,274,077
Total IT Services		16,152,607
Semiconductors & Semiconductor Equipment — 2.7%
Applied Materials Inc.	137,700	2,780,163
First Solar Inc.	37,700	2,329,106	*
Intel Corp.	44,600	1,218,472
Marvell Technology Group Ltd.	234,000	3,643,380
Micron Technology Inc.	172,700	4,937,493	*
Texas Instruments Inc.	93,800	4,406,724
Total Semiconductors & Semiconductor Equipment		19,315,338
Software — 2.2%
Microsoft Corp.	211,350	8,652,669
Oracle Corp.	178,610	7,505,192
Total Software		16,157,861
Technology Hardware, Storage & Peripherals — 4.7%
Apple Inc.	35,220	22,294,260
International Business Machines Corp.	20,820	3,838,375
SanDisk Corp.	35,600	3,440,028
Western Digital Corp.	46,500	4,085,025
Total Technology Hardware, Storage & Peripherals		33,657,688
Total Information Technology		134,828,526

See Notes to Financial Statements.

8	QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report

QS Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Materials — 4.0%
Chemicals — 1.7%
Huntsman Corp.	136,600	$3,645,854
Monsanto Co.	21,800	2,656,330
PPG Industries Inc.	30,600	6,169,266
Total Chemicals		12,471,450
Containers & Packaging — 1.2%
Avery Dennison Corp.	62,500	3,168,750
Packaging Corp. of America	26,700	1,846,572
Rock-Tenn Co., Class A Shares	33,500	3,384,505
Total Containers & Packaging		8,399,827
Metals & Mining — 0.5%
Reliance Steel & Aluminum Co.	26,200	1,885,090
Steel Dynamics Inc.	85,100	1,469,677
Total Metals & Mining		3,354,767
Paper & Forest Products — 0.6%
International Paper Co.	98,500	4,691,555
Total Materials		28,917,599
Telecommunication Services — 1.6%
Diversified Telecommunication Services — 1.6%
AT&T Inc.	151,160	5,361,645
Verizon Communications Inc.	123,460	6,168,062
Total Telecommunication Services		11,529,707
Utilities — 2.6%
Electric Utilities — 0.8%
Edison International	57,100	3,148,494
NextEra Energy Inc.	26,500	2,580,040
Total Electric Utilities		5,728,534
Multi-Utilities — 1.4%
CMS Energy Corp.	99,000	2,945,250
MDU Resources Group Inc.	119,400	4,045,272
Wisconsin Energy Corp.	63,300	2,881,416
Total Multi-Utilities		9,871,938
Water Utilities — 0.4%
Aqua America Inc.	116,200	2,949,156
Total Utilities		18,549,628
Total Investments before Short-Term Investments (Cost — $505,043,447)		710,157,183

See Notes to Financial Statements.

QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

May 31, 2014

QS Batterymarch U.S. Large Cap Equity Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 2.0%
Repurchase Agreements — 2.0%
State Street Bank & Trust Co. repurchase agreement dated 5/30/14; Proceeds at maturity — $14,481,000; (Fully collateralized by U.S. Treasury Notes, 2.125% due 8/15/21; Market Value — $14,771,020) (Cost — $14,481,000)	0.000%	6/2/14	$14,481,000	$14,481,000
Total Investments — 100.0% (Cost — $519,524,447#)				724,638,183
Other Assets in Excess of Liabilities — 0.0%				200,106
Total Net Assets — 100.0%				$724,838,289

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

10	QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

May 31, 2014

Assets:
Investments, at value (Cost — $519,524,447)	$724,638,183
Cash	306
Dividends receivable	1,213,576
Receivable for Fund shares sold	740,316
Receivable for securities sold	149,468
Prepaid expenses	29,838
Total Assets	726,771,687

Liabilities:
Payable for securities purchased	1,326,394
Investment management fee payable	449,793
Payable for Fund shares repurchased	102,221
Service and/or distribution fees payable	245
Accrued expenses	54,745
Total Liabilities	1,933,398
Total Net Assets	$724,838,289

Net Assets:
Par value (Note 7)	$444
Paid-in capital in excess of par value	502,229,529
Undistributed net investment income	2,407,517
Accumulated net realized gain on investments	15,087,063
Net unrealized appreciation on investments	205,113,736
Total Net Assets	$724,838,289

Shares Outstanding:
Class FI	72,100
Class IS	44,322,536

Net Asset Value:
Class FI (and redemption price)	$16.35
Class IS (and redemption price)	$16.33

See Notes to Financial Statements.

QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended May 31, 2014

Investment Income:
Dividends	$6,028,839

Expenses:
Investment management fee (Note 2)	2,527,594
Fund accounting fees	30,762
Trustees’ fees	23,700
Registration fees	20,150
Audit and tax	18,945
Legal fees	15,981
Shareholder reports	11,635
Transfer agent fees (Note 5)	6,500
Insurance	5,111
Custody fees	1,923
Service and/or distribution fees (Notes 2 and 5)	1,413
Miscellaneous expenses	3,967
Total Expenses	2,667,681
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(2,139)
Net Expenses	2,665,542
Net Investment Income	3,363,297

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	15,698,593
Change in Net Unrealized Appreciation (Depreciation) From Investments	36,754,550
Net Gain on Investments	52,453,143
Increase in Net Assets from Operations	$55,816,440

See Notes to Financial Statements.

12	QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended May 31, 2014 (unaudited) and the Year Ended November 30, 2013	2014	2013

Operations:
Net investment income	$3,363,297	$6,239,600
Net realized gain	15,698,593	38,602,964
Change in net unrealized appreciation (depreciation)	36,754,550	91,597,984
Increase in Net Assets from Operations	55,816,440	136,440,548

Distributions to Shareholders from (Notes 1 and 6):
Net investment income	(5,500,062)	(6,000,048)
Net realized gains	(14,453,601)	—
Decrease in Net Assets from Distributions to Shareholders	(19,953,663)	(6,000,048)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	55,460,769	160,891,413
Reinvestment of distributions	19,953,663	6,000,048
Cost of shares repurchased	(36,012,556)	(65,255,521)
Increase in Net Assets from Fund Share Transactions	39,401,876	101,635,940
Increase in Net Assets	75,264,653	232,076,440

Net Assets:
Beginning of period	649,573,636	417,497,196
End of period*	$724,838,289	$649,573,636
*Includesundistributed net investment income of:	$2,407,517	$4,544,282

See Notes to Financial Statements.

QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report	13

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class FI Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$15.55	$12.08	$10.46	$9.93	$9.04	$7.50

Income from operations:
Net investment income	0.06	0.14	0.11	0.11	0.10	0.09
Net realized and unrealized gain	1.19	3.45	1.65	0.52	0.87	1.49
Total income from operations	1.25	3.59	1.76	0.63	0.97	1.58

Less distributions from:
Net investment income	(0.10)	(0.12)	(0.14)	(0.10)	(0.08)	(0.04)
Net realized gains	(0.35)	—	—	—	—	—
Total distributions	(0.45)	(0.12)	(0.14)	(0.10)	(0.08)	(0.04)

Net asset value, end of period	$16.35	$15.55	$12.08	$10.46	$9.93	$9.04
Total return[3]	8.28%	30.03%	17.06%	6.39%[4]	10.73%	21.15%

Net assets, end of period (000s)	$1,178	$1,076	$775	$1,383	$845	$79

Ratios to average net assets:
Gross expenses	1.43%[5]	1.32%	1.65%	1.24%	1.30%	2.39%
Net expenses[6,7,8]	1.05 [5]	1.05	1.05	1.05	1.05	1.05
Net investment income	0.74 [5]	0.99	0.96	1.02	1.08	1.15

Portfolio turnover rate	14%	37%	43%	64%	62%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

14	QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class IS Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$15.54	$12.10	$10.48	$9.95	$9.06	$7.51

Income from operations:
Net investment income	0.08	0.17	0.15	0.13	0.12	0.11
Net realized and unrealized gain	1.19	3.44	1.64	0.53	0.87	1.50
Total income from operations	1.27	3.61	1.79	0.66	0.99	1.61

Less distributions from:
Net investment income	(0.13)	(0.17)	(0.17)	(0.13)	(0.10)	(0.06)
Net realized gains	(0.35)	—	—	—	—	—
Total distributions	(0.48)	(0.17)	(0.17)	(0.13)	(0.10)	(0.06)

Net asset value, end of period	$16.33	$15.54	$12.10	$10.48	$9.95	$9.06
Total return[3]	8.45%	30.28%	17.32%	6.66%[4]	10.99%	21.56%

Net assets, end of period (000s)	$723,660	$648,498	$416,669	$363,532	$527,612	$503,796

Ratios to average net assets:
Gross expenses	0.79%[5]	0.80%	0.81%	0.81%	0.80%	0.80%
Net expenses[6,7]	0.79 [5]	0.80 [8]	0.80 [8]	0.80 [8]	0.79 [8]	0.80 [8]
Net investment income	1.00 [5]	1.24	1.28	1.20	1.28	1.39

Portfolio turnover rate	14%	37%	43%	64%	62%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

QS Batterymarch U.S. Large Cap Equity Fund (formerly Legg Mason Batterymarch U.S. Large Cap Equity Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

16	QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$710,157,183	—	—	$710,157,183
Short-term investments†	—	$14,481,000	—	14,481,000
Total investments	$710,157,183	$14,481,000	—	$724,638,183

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

18	QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report

unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Batterymarch Financial Management, Inc. (formerly Batterymarch Financial Management, Inc.) (“QS Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays QS Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

20	QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI and Class IS shares did not exceed 1.05% and 0.80%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the six months ended May 31, 2014, fees waived and/or expenses reimbursed amounted to $2,139.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of May 31, 2014, Legg Mason and its affiliates owned 62% of the Fund.

3. Investments

During the six months ended May 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$112,429,015
Sales	96,798,168

At May 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$207,029,939
Gross unrealized depreciation	(1,916,203)
Net unrealized appreciation	$205,113,736

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended May 31, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and distribution fees are accrued and paid monthly.

QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

For the six months ended May 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class FI	$1,413	$2,199
Class IS	—	4,301
Total	$1,413	$6,500

For the six months ended May 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class FI	$2,139
Class IS	—
Total	$2,139

6. Distributions to shareholders by class

	Six Months Ended May 31, 2014	Year Ended November 30, 2013
Net Investment Income:
Class FI	$6,873	$7,819
Class I†	—	750
Class IS	5,493,189	5,991,479
Total	$5,500,062	$6,000,048

Net Realized Gains:
Class FI	$23,907	—
Class IS	14,429,694	—
Total	$14,453,601	—

†	On May 28, 2013, Class I shares were fully redeemed.

7. Shares of beneficial interest

At May 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

22	QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report

Transactions in shares of each class were as follows:

	Six Months Ended May 31, 2014		Year Ended November 30, 2013
	Shares	Amount	Shares	Amount
Class FI
Shares sold	5,221	$79,211	4,409	$58,384
Shares issued on reinvestment	2,065	30,781	650	7,819
Shares repurchased	(4,370)	(68,496)	(22)	(270)
Net increase	2,916	$41,496	5,037	$65,933

Class I†
Shares issued on reinvestment	—	—	62	$750
Shares repurchased	—	—	(4,452)	(62,446)
Net decrease	—	—	(4,390)	$(61,696)

Class IS
Shares sold	3,583,268	$55,381,558	11,559,986	$160,833,029
Shares issued on reinvestment	1,338,903	19,922,882	499,707	5,991,479
Shares repurchased	(2,320,942)	(35,944,060)	(4,784,553)	(65,192,805)
Net increase	2,601,229	$39,360,380	7,275,140	$101,631,703

†	On May 28, 2013, Class I shares were fully redeemed.

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

QS Batterymarch U.S. Large Cap Equity Fund 2014 Semi-Annual Report	23

QS

Batterymarch U.S. Large Cap Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

QS Batterymarch U.S. Large Cap Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS Batterymarch U.S. Large Cap Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Batterymarch U.S. Large Cap Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011125 7/14 SR14-2238

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	July 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	July 23, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	July 23, 2014